--------------------------------------------------------------------------------
CLOSED-END
--------------------------------------------------------------------------------

The Southern
Africa Fund

Annual Report
November 30, 2001

                                [GRAPHIC OMITTED]

                                            AllianceCapital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 27, 2001

Dear Shareholder:

This report provides investment results and market commentary for The Southern Africa Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results

The following table provides performance for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the three-, six- and 12-month periods ended November 30, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                    ----------------------------
                                                           Total Returns
                                                    ----------------------------
                                                         3        6        12
                                                       Months   Months   Months
--------------------------------------------------------------------------------

The Southern Africa Fund (NAV)                        -14.52%   -23.93%  -13.23%
--------------------------------------------------------------------------------
Johannesburg Stock Exchange (JSE) All-Share Index     -13.02%   -20.08%   -5.83%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

      Additional investment results appear on pages 4-6.

The Fund underperformed its benchmark for the three-, six- and 12-month periods ended November 30, 2001. The underperformance was due to the Fund's relative underweight position in resource stocks, which have performed well over the periods.

Market Review

Southern African markets have had a difficult time during the period under review. Despite some recovery in stock prices subsequent to the September 11 attacks, currencies in the region, par-


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

ticularly the South African rand, have come under significant pressure. The fall in the U.S. dollar to the South African rand exchange rate, from around eight rands per dollar to the current level of approximately 12 rands per dollar, has been precipitous and has altered our perspective on the performance of the South African economy for 2002. We now expect both inflation and growth to be somewhat higher than previously anticipated.

Selling pressure on the currency was caused by problems in Argentina, where a debt default was expected and a contagion effect spread to other emerging market currencies, particularly the rand. At the same time, the South African government's apparent posture in regard to recent events in Zimbabwe may have caused investors to fear that recent land appropriation and press restrictions within the country could spread to South Africa. It is certain that these investor nerves were not precipitated by any fears of default from South Africa.

Total debt outstanding to gross domestic product (GDP) remains low at approximately 60%, while the level of non-South African rand debt in the government's borrowing profile remains particularly small. Additionally, an anticipated budget deficit of around 3.5% of GDP for 2001 is also small in comparison to many other countries. Speculative frenzy, however, was exacerbated by the fears of the central bank's ("the Reserve Bank's") forward book, which is believed to stand at around $8 billion. This forward book originated from the Reserve Bank's former practice of providing foreign exchange forward cover to importers. Losses are incurred by the Reserve Bank if the rand depreciates against the dollar. As a result, the recent decline in the currency has meant that South Africa's net foreign currency reserves have deteriorated sharply.

The current Reserve Bank policy of seeking to unwind this forward book is certainly a positive. However, we do not foresee any substantial problems regarding the country's reserve position, and we consider that the weakness in the foreign exchange markets is being precipitated by the government's lack of progress on issues of macroeconomic reform. Principal amongst these remains the continued imposition of foreign exchange controls on South African residents which, although less onerous than in the past, still have a negative impact on foreign investors' long-term attitudes towards the local exchange rate. We hope very much that the recent currency weakness will provide the government with an opportunity to remove these restrictions completely.

The continued lack of progress in the country's privatization program has raised investor concerns over the authorities' commitment to free markets. Although some smaller privatization activity has been implemented, the frustrating delays in the more signifi-


--------------------------------------------------------------------------------
2 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

cant transactions and the government's perceived oversensitivity to the trade unions' negative attitude toward the whole process have meant that the current administration is perceived by many investors as not being sufficiently pro-capitalistic. The imposition of further curbs on businesses through employment protection measures and quota expectations for employees' racial mix has further enhanced this worry.

The effect of this perception has been an almost total lack of foreign manufacturing investment into the country. It remains to be seen as to whether a much weaker exchange rate will encourage overseas investors in production capacity.

Market Outlook

At the current exchange rate and the relatively low valuation of South African equities, we are very optimistic as to a meaningful improvement in share prices during 2002. Therefore, the Fund's portfolio remains fully invested with an emphasis on companies displaying long-term relative growth. We have also trimmed positions in exporting commodity companies during their recent exchange rate-related rally and invested more heavily into domestic companies, particularly the financial segment of the market.

Thank you for your continued interest and investment in The Southern Africa Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

[PHOTO OMITTED] Dave H. Williams

[PHOTO OMITTED] Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 24 years of investment experience.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94* TO 11/30/01

  [The following was represented by a mountain graph in the printed material.]

The Southern Africa Fund (NAV): $18,471

Johannesburg Stock Exchange All-Share Index: $11,567


                             The Southern        Johannesburg Stock Exchange
                           Africa Fund (NAV)            All-Share Index
------------------------------------------------------------------------------
     3/31/94                     10000                         10000
    11/30/94                     14743                         13752
    11/30/95                     18855                         16366
    11/30/96                     18980                         14649
    11/30/97                     21073                         13059
    11/30/98                     16921                          9832
    11/30/99                     24223                         11812
    11/30/00                     21289                         12283
    11/30/01                     18471                         11567


This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94 to 11/30/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

When comparing The Southern Africa Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Southern Africa Fund.

*     Closest month-end after Fund's inception date of 3/7/94.


--------------------------------------------------------------------------------
4 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

     [The following was represented by a bar chart in the printed material.]

           The Southern Africa Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                                                Johannesburg
                             The Southern Africa               Stock Exchange
                                  Fund (NAV)                   All-Share Index
--------------------------------------------------------------------------------
       11/30/94*                     30.07%                        34.58%
       11/30/95                      27.89%                        19.01%
       11/30/96                       0.66%                       -10.49%
       11/30/97                      11.03%                       -10.86%
       11/30/98                     -19.70%                       -24.71%
       11/30/99                      43.15%                        20.14%
       11/30/00                     -12.11%                       -17.58%
       11/30/01                     -13.23%                        -5.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The Fund's return for the period ended 11/30/94 is from the Fund's inception date of 3/7/94 through 11/30/94. The benchmark's return for the period ended 11/30/94 is from 2/28/94 through 11/30/94.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATE              PORTFOLIO STATISTICS

3/7/94                      Net Assets ($mil): $48.5

COUNTRY BREAKDOWN

    85.7% South Africa
     3.6% Botswana
     1.6% Zimbabwe
     1.6% Mauritius                           [PIE CHART OMITTED]
     1.4% Zambia
     1.3% Kenya
     0.6% Namibia

     4.2% Short-Term

SECTOR BREAKDOWN

    26.7% Basic Industry
    23.9% Finance
    12.9% Multi-Industry Companies
    11.2% Consumer Staples                    [PIE CHART OMITTED]
     7.5% Consumer Services
     5.6% Energy
     5.5% Utilities
     2.5% Technology

     4.2% Short-Term

All data as of November 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                    Percent of
Company                                          U.S.$ Value        Net Assets
-------------------------------------------------------------------------------
Anglo American Plc.                          $     5,161,871           10.6%
-------------------------------------------------------------------------------
BHP Billiton Plc.                                  3,663,443            7.5
-------------------------------------------------------------------------------
Energy Africa, Ltd.                                2,674,872            5.5
-------------------------------------------------------------------------------
M-Cell, Ltd.                                       2,657,197            5.5
-------------------------------------------------------------------------------
Compagnie Financiere Richemont AG                  2,452,918            5.1
-------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.               2,357,374            4.9
-------------------------------------------------------------------------------
Remgro, Ltd.                                       2,333,619            4.8
-------------------------------------------------------------------------------
Old Mutual Plc.                                    2,069,068            4.3
-------------------------------------------------------------------------------
South African Breweries Plc.                       1,999,066            4.1
-------------------------------------------------------------------------------
Anglo American Platinum Corp., Ltd.                1,807,259            3.7
-------------------------------------------------------------------------------
Total                                        $    27,176,687           56.0%


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.0%

Botswana-3.6%
Consumer Staples-2.8%
Beverages-2.8%
Sechaba Breweries, Ltd. .........................     1,158,000   $   1,341,242
                                                                  -------------

Finance-0.8%
Banking-0.8%
Barclays Bank of Botswana .......................       157,000         412,737
                                                                  -------------

Insurance-0.0%
Botswana Insurance Holdings, Ltd. ...............           108             412
                                                                  -------------
                                                                        413,149
                                                                  -------------
Total Botswanan Securities
   (cost $1,268,030).............................                     1,754,391
                                                                  -------------

Kenya-1.4%
Consumer Staples-1.0%
Beverages-1.0%
East African Breweries, Ltd......................       512,545         499,886
                                                                  -------------

Technology-0.4%
Internet-0.4%
African Lakes Corp., Plc.(a) ....................     1,366,485         165,643
                                                                  -------------

Total Kenyan Securities
   (cost $1,500,578).............................                       665,529
                                                                  -------------

Mauritius-1.6%
Consumer Services-0.7%
Entertainment-0.4%
Rogers and Company, Ltd. ........................        83,679         199,368
                                                                  -------------

Restaurants & Lodging-0.3%
New Mauritius Hotels, Ltd. ......................       167,358         143,434
                                                                  -------------
                                                                        342,802
                                                                  -------------
Consumer Staples-0.3%
Beverages-0.3%
Mauritius Breweries, Ltd. .......................       102,122         141,930
                                                                  -------------

Finance-0.6%
Banking-0.6%
Mauritius Commercial Bank .......................       100,000         286,234
                                                                  -------------

Total Mauritian Securities
   (cost $1,154,737).............................                       770,966
                                                                  -------------


--------------------------------------------------------------------------------
8 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Namibia-0.6%
Basic Industry-0.0%
Mining & Metals-0.0%
Namibian Minerals Corp.(a).......................       130,000   $      16,543
                                                                  -------------

Consumer Staples-0.6%
Beverages-0.6%
Namibia Breweries, Ltd. .........................     1,000,000         252,918
                                                                  -------------

Total Namibian Securities
   (cost $1,071,883).............................                       269,461
                                                                  -------------

South Africa-84.9%
Basic Industries-26.5%
Chemicals-1.6%
Sasol, Ltd. .....................................        94,600         782,198
                                                                  -------------

Mining & Metals-24.9%
Anglo American Platinum Corp., Ltd. .............        51,550       1,807,259
Anglo American Plc. .............................       343,679       5,161,871
BHP Billiton Plc. ...............................       767,010       3,663,443
Iscor, Ltd.(a)...................................       498,858         383,364
Kumba Resources Ltd.(a)..........................       382,158       1,048,332
                                                                  -------------
                                                                     12,064,269
                                                                  -------------
                                                                     12,846,467
                                                                  -------------
Consumer Services-6.0%
Broadcasting & Cable-2.5%
MIH Holdings, Ltd.(a)............................     1,163,900       1,234,096
                                                                  -------------

Retail-General Merchandise-3.5%
Massmart Holdings, Ltd. .........................       413,700         543,283
New Clicks Holdings, Ltd. .......................       741,625         562,711
Pick 'n Pay Stores, Ltd. ........................       554,119         614,490
                                                                  -------------
                                                                      1,720,484
                                                                  -------------
                                                                      2,954,580
                                                                  -------------
Consumer Staples-4.1%
Beverages-4.1%
South African Breweries Plc. ....................       304,000       1,999,066
                                                                  -------------

Energy- 5.5%
Oil Services-5.5%
Energy Africa, Ltd.(a)...........................       982,060       2,674,872
                                                                  -------------


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Finance-22.3%
Banking-9.0%
Investec Group, Ltd. ............................        73,400   $   1,220,953
Nedcor, Ltd. ....................................        69,200         801,051
Standard Bank Investment Corp., Ltd. ............       829,925       2,357,374
                                                                  -------------
                                                                      4,379,378
                                                                  -------------
Insurance-9.7%
Alexander Forbes, Ltd. ..........................       712,819       1,064,375
Liberty Group, Ltd. .............................       286,800       1,562,335
Old Mutual Plc. .................................     1,376,700       2,069,068
                                                                  -------------
                                                                      4,695,778
                                                                  -------------
Miscellaneous-3.6%
BoE, Ltd. .......................................     2,049,600         757,634
FirstRand, Ltd. .................................     1,437,600         992,895
                                                                  -------------
                                                                      1,750,529
                                                                  -------------
                                                                     10,825,685
                                                                  -------------
Multi-Industry-12.8%
Compagnie Financiere Richemont AG ...............     1,280,000       2,452,918
Johnnic Holdings, Ltd. ..........................       180,359         957,938
Remgro, Ltd. ....................................       382,000       2,333,619
Venfin, Ltd.(a)..................................       251,700         470,101
                                                                  -------------
                                                                      6,214,576
                                                                  -------------
Technology-2.2%
Computer Services-2.2%
AST Group, Ltd.(a)...............................     4,724,700       1,057,083
                                                                  -------------

Utility-5.5%
Telephone Utility-5.5%
M-Cell, Ltd.(a) .................................     1,665,609       2,657,197
                                                                  -------------

Total South African Securities
   (cost $44,954,129)............................                    41,229,526
                                                                  -------------

Zambia-1.4%
Consumer Staples-1.4%
Beverages-0.1%
National Breweries, Ltd. ........................     2,000,000          73,006
                                                                  -------------

Food-0.2%
Zambia Sugar Plc. ...............................    30,720,000         106,573
                                                                  -------------

Tobacco-1.1%
British American Tobacco-(Zambia) Plc. ..........    16,079,032         507,653
                                                                  -------------

Total Zambian Securities
   (cost $1,162,450) ............................                       687,232
                                                                  -------------


--------------------------------------------------------------------------------
10 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Zimbabwe-1.5%
Consumer Services-0.6%
Broadcasting & Cable-0.6%
Econet Wireless Holdings, Ltd.(a)................    13,500,000   $     304,225
                                                                  -------------

Consumer Staples-0.9%
Beverages-0.8%
Delta Corp., Ltd. ...............................     4,015,139         395,859
                                                                  -------------

Food-0.1%
OK Zimbabwe, Ltd.(a).............................    13,359,170          54,565
                                                                  -------------
                                                                        450,424
                                                                  -------------
Total Zimbabwean Securities
   (cost $2,044,300).............................                       754,649
                                                                  -------------

Total Common Stocks
   (cost $53,156,107)............................                    46,131,754
                                                                  -------------

SHORT-TERM INVESTMENT-4.1%
Time Deposit-4.1%
Societe Generale
   2.06%, 12/03/01
   (cost $2,000,000).............................        $2,000       2,000,000
                                                                  -------------

Total Investments-99.1%
   (cost $55,156,107)............................                    48,131,754
Other assets less liabilities-0.9% ..............                       414,393
                                                                  -------------

Net Assets-100%..................................                 $  48,546,147
                                                                  =============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $55,156,107) .......     $ 48,131,754
Cash .........................................................           18,461
Foreign cash, at value (cost $414,052) .......................          399,986
Receivable for investment securities sold ....................          682,440
Dividends and interest receivable ............................          212,602
                                                                   ------------
Total assets .................................................       49,445,243
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................          586,612
Management fee payable .......................................          100,702
Tender fees payable ..........................................           56,574
Audit and legal fees payable .................................           36,809
Sub-advisory fee payable .....................................           33,567
Administrative fee payable ...................................           12,500
Accrued expenses .............................................           72,332
                                                                   ------------
Total liabilities ............................................          899,096
                                                                   ------------
Net assets ...................................................     $ 48,546,147
                                                                   ============
Composition of Net Assets
Common stock, at par .........................................     $     43,371
Additional paid-in capital ...................................       57,855,550
Distributions in excess of net investment income .............         (168,577)
Accumulated net realized loss on investments
   and foreign currency transactions .........................       (2,128,025)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............       (7,056,172)
                                                                   ------------
                                                                   $ 48,546,147
                                                                   ============
Net Asset Value Per Share
   (based on 4,337,126 shares outstanding) ...................           $11.19
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SOUTHERN AFRICA FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $66,881)......................   $     1,965,131
Interest.....................................           110,261   $   2,075,392
                                                ---------------
Expenses
Management fee...............................           486,523
Directors' fees and expenses.................           257,446
Sub-advisory fee.............................           162,174
Administrative fee...........................           150,156
Custodian....................................           128,775
Audit and legal..............................           124,003
Printing.....................................            63,556
Registration.................................            25,350
Transfer agency..............................            11,778
Miscellaneous................................            25,674
                                                ---------------
Total expenses...............................                         1,435,435
                                                                  -------------
Net investment income........................                           639,957
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions..............................                        (1,903,448)
Net realized loss on foreign currency
   transactions..............................                          (208,141)
Net change in unrealized
   appreciation/depreciation of:
   Investments...............................                        (6,600,091)
   Foreign currency denominated
   assets and liabilities....................                            83,655
                                                                  -------------
Net loss on investments and foreign
   currency transactions.....................                        (8,628,025)
                                                                  -------------
Net Decrease in Net Assets
   from Operations...........................                     $  (7,988,068)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                  November 30,     November 30,
                                                      2001             2000
                                                  ------------     ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $    639,957     $    523,152
Net realized gain (loss) on investments
   and foreign currency transactions .........      (2,111,589)      10,018,166
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........      (6,516,436)     (19,755,331)
                                                  ------------     ------------
Net decrease in net assets
   from operations ...........................      (7,988,068)      (9,214,013)
Dividends and Distributions to
Shareholders from:
Net investment income ........................      (1,346,792)        (235,479)
Net realized gain on investments
   and foreign currency transactions .........      (5,907,622)              -0-
Common Stock Transactions
Tender offer (resulting in the redemption
   of 228,270 and 240,284 shares of
   its common stock, respectively) ...........      (3,271,109)      (3,986,311)
Tender offer costs ...........................        (120,881)        (142,976)
                                                  ------------     ------------
Total decrease ...............................     (18,634,472)     (13,578,779)
Net Assets:
Beginning of period ..........................      67,180,619       80,759,398
                                                  ------------     ------------
End of period ................................    $ 48,546,147     $ 67,180,619
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions and the difference between the amounts of dividends, interest and foreign with-


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

holding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in distributions in excess of net investment income and a decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management, Sub-Advisory and Administrative Fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.


--------------------------------------------------------------------------------
16 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Sanlam Investment Management (pty.) Ltd. (formerly Gensec Asset Management (pty.)) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS) (formerly Alliance Fund Services, Inc.), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AGIS $870 during the year ended November 30, 2001.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $26,021,566 and $33,501,226, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $55,784,067. Accordingly, gross unrealized appreciation of investments was $4,248,047 and gross unrealized depreciation of investments was $11,900,360, resulting in net unrealized depreciation of $7,652,313 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carryforward of $1,920,066, which expires in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a sepa-


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At November 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized. On June 18, 2001, the Fund purchased and retired 228,270 shares of its outstanding common stock for $14.33 per share pursuant to a tender offer. The Fund incurred tender costs of $120,881 which were charged to additional paid in capital. The tender offer was pursuant to a former policy of the Board of Directors adopted at the time of the initial public offering of the Fund's shares. At November 30, 2001, 4,337,126 shares of common stock were outstanding.

NOTE E

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


--------------------------------------------------------------------------------
18 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                      Year Ended November 30,
                                  ------------------------------------------------------------------
                                      2001          2000          1999            1998          1997
                                  ------------------------------------------------------------------
Net asset value, beginning
   of period ..................   $  14.72     $   16.80     $   12.20       $   19.01     $   20.08
                                  ------------------------------------------------------------------
Income From Investment
   Operations
Net investment income .........        .14(a)        .11(a)        .08(a)          .16           .41
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...............      (2.08)        (2.14)         4.90           (3.96)         1.10
                                  ------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................      (1.94)        (2.03)         4.98           (3.80)         1.51
                                  ------------------------------------------------------------------
Less: Dividends
   and Distributions
Dividends from net
   investment income ..........       (.30)         (.05)         (.05)           (.15)         (.34)
Distributions in excess of
   net investment income ......         -0-           -0-           -0-           (.27)           -0-
Distributions from net realized
   gain on investments and
   foreign currency
   transactions ...............      (1.29)           -0-           -0-          (2.59)        (2.24)
Distributions in excess of
   net realized gain on
   investments and foreign
   currency transactions ......         -0-           -0-         (.30)             -0-           -0-
Tax return of capital .........         -0-           -0-         (.03)             -0-           -0-
                                  ------------------------------------------------------------------
Total dividends and
   distributions ..............      (1.59)         (.05)         (.38)          (3.01)        (2.58)
                                  ------------------------------------------------------------------
Net asset value, end of
   period .....................   $  11.19     $   14.72     $   16.80       $   12.20     $   19.01
                                  ==================================================================
Market value, end of period ...   $   9.00     $   11.25     $ 13.3125       $ 10.0625     $  15.375
                                  ==================================================================
Total Return
Total investment return
   based on:(b)
Market value ..................      (6.87)%      (15.24)%       37.53%         (18.11)%        9.28%
Net asset value ...............     (13.23)%      (12.11)%       43.15%         (19.70)%       11.03%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............   $ 48,546     $  67,181     $  80,759       $  73,277     $ 114,182
Ratio of expenses to
   average net assets .........       2.39%         1.93%         2.39%           2.10%         2.05%
Ratio of net investment
   income to average
   net assets .................       1.07%          .60%          .57%            .95%         2.00%
Portfolio turnover rate .......         45%           47%           55%             86%           46%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
20 o THE SOUTHERN AFRICA FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 11, 2002


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 21

---------------------------
TAX INFORMATION (UNAUDITED)
---------------------------

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,894,383 of the capital gain distributions paid by the Fund during the fiscal year ended November 30, 2001 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2001 is $46,743. The foreign source of income for information reporting purposes is $2,032,013.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
22 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.


--------------------------------------------------------------------------------
24 o THE SOUTHERN AFRICA FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
26 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Norman S. Bergel
John D. Carifa
T.N. Chapman(1)
Prof. Dennis Davis(1)
David D.T. Hatendl(1)
Dr. Willem de Klerk(1)
Wendy N. Luhabe
Ronnie Masson
Sam N. Montsi(1)
Frank Savage
Gloria T. Serobe(1)
Gerrit Smit
Dr. Reba W. Williams
Peter G.A. Wrighton(1)

OFFICERS

Mark H. Breedon, Senior Vice President
Russell Brody, Vice President
Gregory Eckersley, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-8095

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 27

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
28 o THE SOUTHERN AFRICA FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 29

The Southern Africa Fund
1345 Avenue of the Americas
New York, NY 10105

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR1101